UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown Street, Suite 550, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 260-0222

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 30, 2026, Nexalin Technology, Inc. (the “Company”) received formal notification from The Nasdaq Stock Market LLC (“Nasdaq”) confirming that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2), which requires issuers listed on The Nasdaq Capital Market to maintain a closing bid price of at least $1.00 per share (the “Minimum Bid Price Requirement”).

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 28, 2026, on September 25, 2026, the Company received a written notification (the “Notice”) from the Hearings Panel of the Nasdaq (the “Panel”) granting the Company’s request for continued listing on Nasdaq, subject to the conditions that (1) on or before September 28, 2026, the Company shall demonstrate compliance with the Minimum Bid Price Requirement and (2) on or before January 4, 2027, the Company shall demonstrate compliance with the minimum stockholders’ equity requirement of $2,500,000 for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”).

The Company intends to take all steps necessary to satisfy the Stockholders’ Equity Requirement on or before January 4, 2027, as required by the Notice, and the Company’s common stock will continue to be listed and traded on The Nasdaq Capital Market during the exception period granted by the Panel, subject to the Company’s compliance with the terms of the Notice. There can be no assurance, however, that the Company will be able to demonstrate compliance with the Stockholders’ Equity Requirement by January 4, 2027, or that the Company will otherwise maintain compliance with the Minimum Bid Price Requirement or the other applicable Nasdaq continued listing requirements. If the Company fails to demonstrate compliance with the Stockholders’ Equity Requirement on or before January 4, 2027, or otherwise fails to comply with the terms of the Notice, the Company’s common stock will be subject to delisting from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	NEXALIN TECHNOLOGY, INC.

/s/ Mark White
Mark White
Chief Executive Officer

2